Exhibit 10.5

Schedule of Omitted Documents

of CNL Healthcare Trust, Inc.

The following loan and security agreements have not been filed as exhibits to this Form 8-K pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.1 to this Form 8-K.

1. (Primrose at Billings) Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Billings MT Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

2. (Primrose at Casper) Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Casper WY Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

3. (Primrose at Mansfield) Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Mansfield OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

4. (Primrose at Marion) Multifamily Loan and Security Agreement dated as of August 31, 2012, by and between CHT Marion OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

The following multifamily notes have not been filed as exhibits to this Form 8-K pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.2 to this Form 8-K.

1. (Primrose at Billings) Multifamily Note ($11,031,000.00) dated as of August 31, 2012, made by CHT Billings MT Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

2. (Primrose at Casper) Multifamily Note ($12,758,000.00) dated as of August 31, 2012, made by CHT Casper WY Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

3. (Primrose at Mansfield) Multifamily Note ($12,245,000.00) dated as of August 31, 2012, made by CHT Mansfield OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

4. (Primrose at Marion) Multifamily Note ($10,157,000.00) dated as of August 31, 2012, made by CHT Marion OH Senior Living, LLC and Keycorp Real Estate Capital Markets, Inc.

The following guaranty of non-recourse obligations have not been filed as exhibits to this Form 8-K pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.3 to this Form 8-K.

1. (Primrose at Billings) Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.

2. (Primrose at Casper) Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.

3. (Primrose at Mansfield) Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.

4. (Primrose at Marion) Guaranty of Non-Recourse Obligations dated as of August 31, 2012, given by CNL Healthcare Trust, Inc. f/b/o Keycorp Real Estate Capital Markets, Inc.

The following mortgages have not been filed as exhibits to this Form 8-K pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 10.4 to this Form 8-K.

1. (Primrose at Grand Island) Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Nebraska) dated as of August 31, 2012, by CHT Grand Island NE Senior Living, LLC to Chicago Title Insurance Company f/b/o Keycorp Real Estate Capital Markets, Inc.

2. (Primrose at Casper) Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Wyoming) dated as of August 31, 2012, by CHT Casper WY Senior Living, LLC f/b/o Keycorp Real Estate Capital Markets, Inc.

3. (Primrose at Mansfield) Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Ohio) dated as of August 31, 2012, by CHT Mansfield OH Senior Living, LLC f/b/o Keycorp Real Estate Capital Markets, Inc.

4. (Primrose at Marion) Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Ohio) dated as of August 31, 2012, by CHT Marion OH Senior Living, LLC f/b/o Keycorp Real Estate Capital Markets, Inc.